Office Properties Income Trust Exhibit 99.2 Primary Tenant: CareFirst, Inc. 840 First Street, NE, Washington, DC One Building, Square Feet: 253,164 Third Quarter 2020 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS CORPORATE INFORMATION PAGE Company Profile... 4 Investor Information... 5 Research Coverage... 6 FINANCIALS Key Financial Data... 8 TABLE OF CONTENTS Condensed Consolidated Balance Sheets............................................................................................................................................................................................... 9 Condensed Consolidated Statements of Income (Loss).......................................................................................................................................................................... 10 Debt Summary... 12 Debt Maturity Schedule... 13 Leverage Ratios, Coverage Ratios and Public Debt Covenants.............................................................................................................................................................. 14 Capital Expenditures Summary... 15 Property Acquisitions and Dispositions Information Since January 1, 2020............................................................................................................................................. 16 Investments in Unconsolidated Joint Ventures......................................................................................................................................................................................... 17 Calculation and Reconciliation of Property NOI and Property Cash Basis NOI....................................................................................................................................... 18 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI................................................................................................................... 19 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre..................................................................................................................................................................... 20 Calculation of FFO, Normalized FFO and CAD........................................................................................................................................................................................ 21 PORTFOLIO INFORMATION Summary Same Property Results... 23 Occupancy and Leasing Summary... 24 Tenant Diversity and Credit Characteristics............................................................................................................................................................................................. 25 Tenants Representing 1% or More of Total Annualized Rental Income................................................................................................................................................... 26 Lease Expiration Schedule... 27 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS..................................................................................................................................................................... 28 WARNING CONCERNING FORWARD-LOOKING STATEMENTS......................................................................................................................................................................... 30 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Office Properties Income Trust 2 Supplemental Operating and Financial Data, September 30, 2020

CORPORATE INFORMATION Tenant: U.S. Government 1185, 1249 & 1387 S. Vinnell Way, Boise, ID Three Buildings, Square Feet: 180,952 Office Properties Income Trust Supplemental Operating and Financial Data, September 30, 2020

COMPANY PROFILE The Company: Corporate Headquarters: Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, Two Newton Place operating and leasing properties primarily leased to single tenants and those with high credit quality characteristics like 255 Washington Street, Suite 300 government entities. The majority of our properties are office buildings. OPI is a component of 122 market indices and it Newton, MA 02458-1634 comprises more than 1% of the following indices as of September 30, 2020: BI North America Office REIT Valuation Peers (617) 219-1440 (BROFFRTV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV) and Bloomberg Reit Office Property Index (BBREOFPY). Stock Exchange Listing: COMPANY PROFILE Nasdaq Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2046: OPINI Senior Unsecured Notes due 2050: OPINL Management: OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. Issuer Ratings: (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate Moody’s: Baa3 companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and S&P Global: BBB- three real estate related operating businesses. In addition to managing OPI, RMR manages Diversified Healthcare Trust, a REIT that owns high-quality, private-pay healthcare properties like medical office and life science properties, senior living Key Data (As of and For the communities and wellness centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Quarter Ended September 30, 2020): and Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior (dollars and sq. ft. in thousands) living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise Total properties (1) 184 boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Total sq. ft. (1) 24,909 Highway System, standalone truck service facilities and restaurants. RMR also advises RMR Mortgage Trust, which is in the (1) Percent leased 91.2% process of converting from a registered investment company to a publicly traded mortgage REIT, and Tremont Mortgage Trust, a publicly traded mortgage REIT, both of which will focus on originating and investing in floating rate first mortgage Q3 2020 rental income $ 145,806 whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Q3 2020 net loss $ (3,797) Exchange Commission, or SEC, registered investment advisory subsidiaries. As of September 30, 2020, RMR had $32.1 Q3 2020 Normalized FFO $ 62,628 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion Q3 2020 CAD $ 44,557 of annual revenues, over 2,100 properties and approximately 42,500 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. We (1) Excludes three properties owned by two also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality unconsolidated joint ventures. services if we were self managed. Office Properties Income Trust 4 Supplemental Operating and Financial Data, September 30, 2020

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION Managing Trustee Chair of the Board & Managing Trustee Executive Officers David M. Blackman Matthew C. Brown Christopher J. Bilotto President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President and Chief Operating Officer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Matthew C. Brown, Two Newton Place Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 219-1440 Newton, MA 02458-1634 or mbrown@opireit.com (617) 219-1410 info@opireit.com Investor and media inquiries should be directed to www.opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 or osnyder@opireit.com Office Properties Income Trust 5 Supplemental Operating and Financial Data, September 30, 2020

RESEARCH COVERAGE Equity Research Coverage B. Riley Securities, Inc. BofA Securities Bryan Maher James Feldman bmaher@brileyfin.com James.Feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Mizuho Securities Aaron Hecht Omotayo Okusanya RESEARCH COVERAGE ahecht@jmpsecurities.com Omotayo.Okusanya@mizuhogroup.com (415) 835-3963 (646) 949-9672 Morgan Stanley RBC Capital Markets Vikram Malhotra Michael Carroll vikram.malhotra@morganstanley.com Michael.Carroll@rbccm.com (212) 761-7064 (440) 715-2649 Rating Agencies Moody’s Investors Service S&P Global Lori Marks Michael Souers Lori.marks@moodys.com michael.souers@spglobal.com (212) 553-0376 (212) 438-2508 OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Office Properties Income Trust 6 Supplemental Operating and Financial Data, September 30, 2020

FINANCIALS Tenant: Arris Technology, Inc. 2450 & 2500 Walsh Avenue, Santa Clara, CA Two Buildings, Square Feet: 131,680 Office Properties Income Trust Supplemental Operating and Financial Data, September 30, 2020

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and for the Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Selected Balance Sheet Data: Total gross assets $ 4,409,391 $ 4,400,379 $ 4,431,934 $ 4,580,792 $ 4,735,814 Total assets $ 3,973,045 $ 3,977,663 $ 4,028,705 $ 4,193,136 $ 4,360,249 Total liabilities $ 2,336,373 $ 2,311,233 $ 2,338,331 $ 2,487,382 $ 2,693,636 Total shareholders' equity $ 1,636,672 $ 1,666,430 $ 1,690,374 $ 1,705,754 $ 1,666,613 KEY FINANCIAL DATA Selected Income Statement Data: Rental income $ 145,806 $ 145,603 $ 149,885 $ 160,184 $ 167,411 Net income (loss) $ (3,797) $ 1,299 $ 10,840 $ 65,029 $ (3,939) Property NOI $ 95,763 $ 98,834 $ 100,186 $ 103,158 $ 108,693 Adjusted EBITDAre $ 89,817 $ 92,883 $ 94,213 $ 96,513 $ 102,886 FFO $ 62,628 $ 66,640 $ 64,268 $ 66,443 $ 69,455 Normalized FFO $ 62,628 $ 67,197 $ 67,550 $ 66,443 $ 69,739 CAD $ 44,557 $ 45,543 $ 47,366 $ 39,744 $ 38,624 Rolling four quarter CAD (1) $ 177,210 $ 171,277 $ 182,453 $ 188,606 N/A Per Common Share Data (basic and diluted): Net income (loss) $ (0.08) $ 0.03 $ 0.23 $ 1.35 $ (0.08) FFO $ 1.30 $ 1.39 $ 1.34 $ 1.38 $ 1.44 Normalized FFO $ 1.30 $ 1.40 $ 1.40 $ 1.38 $ 1.45 CAD $ 0.93 $ 0.95 $ 0.98 $ 0.83 $ 0.80 Rolling four quarter CAD (1) $ 3.68 $ 3.56 $ 3.79 $ 3.92 N/A Dividends: Annualized dividends paid per share during the period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 2.20 Annualized dividend yield (at end of period) 10.6% 8.5% 8.1% 6.8% 7.2% Normalized FFO payout ratio 42.3% 39.3% 39.3% 39.9% 37.9% CAD payout ratio 59.1% 57.9% 56.1% 66.3% 68.8% Rolling four quarter CAD payout ratio (1) 59.6% 61.8% 58.0% 56.1% N/A (1) Rolling four quarter CAD data prior to December 31, 2019 does not include a full four quarters of operations of the properties acquired as part of our acquisition of Select Income REIT, or SIR, on December 31, 2018 in a merger transaction, or the Merger, and therefore is not comparable. Office Properties Income Trust 8 Supplemental Operating and Financial Data, September 30, 2020

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) September 30, December 31, 2020 2019 ASSETS Real estate properties: Land $ 840,931 $ 840,550 Buildings and improvements 2,685,988 2,652,681 Total real estate properties, gross 3,526,919 3,493,231 Accumulated depreciation (436,346) (387,656) Total real estate properties, net 3,090,573 3,105,575 Assets of properties held for sale 20,716 70,877 Investments in unconsolidated joint ventures 38,533 39,756 Acquired real estate leases, net 604,233 732,382 Cash and cash equivalents 45,035 93,744 Restricted cash 12,604 6,952 Rents receivable 100,363 83,556 Deferred leasing costs, net 44,485 40,107 Other assets, net 16,503 20,187 Total assets $ 3,973,045 $ 4,193,136 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ — $ — Senior unsecured notes, net 2,031,197 2,017,379 Mortgage notes payable, net 170,244 309,946 Liabilities of properties held for sale 331 14,693 Accounts payable and other liabilities 116,047 125,048 Due to related persons 7,349 7,141 Assumed real estate lease obligations, net 11,205 13,175 Total liabilities 2,336,373 2,487,382 CONDENSED CONSOLIDATED BALANCE SHEETS Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,318,366 and 48,201,941 shares issued and outstanding, respectively 483 482 Additional paid in capital 2,614,346 2,612,425 Cumulative net income 185,559 177,217 Cumulative other comprehensive loss — (200) Cumulative common distributions (1,163,716) (1,084,170) Total shareholders’ equity 1,636,672 1,705,754 Total liabilities and shareholders’ equity $ 3,973,045 $ 4,193,136 Office Properties Income Trust 9 Supplemental Operating and Financial Data, September 30, 2020

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Rental income $ 145,806 $ 167,411 $ 441,294 $ 518,220 Expenses: Real estate taxes 16,113 18,824 48,701 55,363 Utility expenses 7,564 9,518 19,777 26,369 Other operating expenses 26,366 30,376 78,033 90,204 Depreciation and amortization 62,227 74,939 189,340 226,373 Loss on impairment of real estate (1) 2,954 8,521 2,954 14,105 Acquisition and transaction related costs (2) — — — 682 General and administrative 7,059 7,990 21,372 25,457 Total expenses 122,283 150,168 360,177 438,553 Gain on sale of real estate (3) — 11,463 10,822 33,538 Dividend income — — — 1,960 Loss on equity securities, net (4) — — — (44,007) Interest and other income 2 358 738 847 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,477, $2,560, $7,162 and $8,264, respectively) (27,097) (32,367) (79,461) (104,848) Loss on early extinguishment of debt (5) — (284) (3,839) (769) Income (loss) before income tax (expense) benefit and equity in net losses of investees (3,572) (3,587) 9,377 (33,612) Income tax (expense) benefit 54 (156) (220) (509) Equity in net losses of investees (279) (196) (815) (573) Net income (loss) $ (3,797) $ (3,939) $ 8,342 $ (34,694) Weighted average common shares outstanding (basic and diluted) 48,132 48,073 48,111 48,051 Per common share amounts (basic and diluted): Net income (loss) $ (0.08) $ (0.08) $ 0.17 $ (0.72) Additional Data: General and administrative expenses / total assets (at end of period) 0.18% 0.18% 0.54% 0.58% Non-cash straight line rent adjustments included in rental income $ 3,912 $ 6,904 $ 12,963 $ 19,365 Lease value amortization included in rental income $ (1,312) $ (35) $ (4,149) $ (2,628) Lease termination fees included in rental income $ 2 $ 22 $ 8 $ 9,183 Non-cash amortization included in other operating expenses (6) $ 121 $ 121 $ 363 $ 363 (6) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) Non-cash amortization included in general and administrative expenses $ 151 $ 151 $ 453 $ 452 See accompanying notes on the following page. Office Properties Income Trust 10 Supplemental Operating and Financial Data, September 30, 2020

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) (dollars in thousands) (1) Loss on impairment of real estate for the three and nine months ended September 30, 2020 represents an adjustment of $2,954 to reduce the carrying value of four properties to their estimated fair value less costs to sell. Loss on impairment of real estate for the three months ended September 30, 2019 includes an adjustment of $6,342 to reduce the carrying value of eight properties to their estimated fair value less costs to sell and a $2,179 loss on impairment of real estate related to the disposal of one property. Loss on impairment of real estate for the nine months ended September 30, 2019 also includes an adjustment of $5,137 to reduce the carrying value of two properties to their estimated fair value less costs to sell and a $447 loss on impairment of real estate related to the sale of a portfolio of 34 properties during the six months ended June 30, 2019. (2) Acquisition and transaction related costs for the nine months ended September 30, 2019 consist of post-merger activity costs incurred in connection with the Merger and other related transactions. (3) Gain on sale of real estate for the nine months ended September 30, 2020 represents a $10,822 net gain on the sale of six properties. Gain on sale of real estate for the three months ended September 30, 2019 represents an $11,463 gain on the sale of two properties. Gain on sale of real estate for the nine months ended September 30, 2019 also includes a $22,075 gain on the sale of one property during the six months ended June 30, 2019. (4) Loss on equity securities, net represents a realized loss for the nine months ended September 30, 2019 for the sale of 2.8 million shares of The RMR Group Inc., or RMR Inc., common stock on July 1, 2019. (5) Loss on early extinguishment of debt for the nine months ended September 30, 2020 includes prepayment fees related to the repayment of two mortgage notes, write offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt and a loss related to the settlement of a mortgage note receivable in connection with a property we sold in 2016. Loss on early extinguishment of debt for the three and nine months ended September 30, 2019 includes write offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt. (6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 11 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) Supplemental Operating and Financial Data, September 30, 2020

DEBT SUMMARY (1) As of September 30, 2020 (dollars in thousands) Coupon Interest Principal Maturity Years to Rate (2) Rate (3) Balance Date Due at Maturity Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (4) (5) 1.197% 1.197% $ — 1/31/2023 $ — 2.3 DEBT SUMMARY Unsecured Fixed Rate Debt: Senior unsecured notes due 2022 4.150% 4.196% 300,000 2/1/2022 300,000 1.3 Senior unsecured notes due 2022 4.000% 4.000% 300,000 7/15/2022 300,000 1.8 Senior unsecured notes due 2024 4.250% 4.404% 350,000 5/15/2024 350,000 3.6 Senior unsecured notes due 2025 4.500% 4.521% 650,000 2/1/2025 650,000 4.3 Senior unsecured notes due 2046 5.875% 5.875% 310,000 5/1/2046 310,000 25.6 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 29.7 Subtotal / weighted average 4.687% 4.726% 2,072,000 2,072,000 8.6 Secured Fixed Rate Debt: Mortgage debt - One property in Lakewood, CO 8.150% 6.150% 694 3/1/2021 118 0.4 Mortgage debt - One property in Washington, DC 4.220% 4.190% 25,986 7/1/2022 24,668 1.8 Mortgage debt - Three properties in Seattle, WA 3.550% 4.210% 71,000 5/1/2023 71,000 2.6 Mortgage debt - One property in Chicago, IL 3.700% 4.210% 50,000 6/1/2023 50,000 2.7 Mortgage debt - One property in Washington, DC 4.800% 4.190% 23,795 6/1/2023 22,584 2.7 Subtotal / weighted average 3.887% 4.212% 171,475 168,370 2.5 Total / weighted average 4.626% 4.687% $ 2,243,475 $ 2,240,370 8.1 See accompanying notes on the following page. Office Properties Income Trust 12 Supplemental Operating and Financial Data, September 30, 2020

DEBT MATURITY SCHEDULE (1) (dollars in thousands) As of September 30, 2020 $700,000 $25,518 $600,000 $500,000 $400,000 $650,000 $300,000 $600,000 $472,000 DEBT MATURITY SCHEDULE (d ollars in thousands) $200,000 $350,000 $100,000 (7) (7) $143,784 $632 $1,541 $0 2020 2021 2022 2023 2024 2025 2026 and thereafter (6) Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt (1) Excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for additional information regarding these joint ventures and related mortgage notes. (2) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (3) Includes the effect of mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (4) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of September 30, 2020 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility for two additional six month periods. (5) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances. (6) Represents the amount, if any, outstanding under our revolving credit facility at September 30, 2020. (7) Represents Secured Fixed Rate Debt payments in 2020 and 2021 and mortgage debt maturing in 2021 that has a principal balance of $694 at September 30, 2020. Office Properties Income Trust 13 Supplemental Operating and Financial Data, September 30, 2020

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and for the Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Leverage Ratios: Net debt (1) / total gross assets 49.9% 49.9% 50.2% 50.0% 54.2% Net debt (1) / gross book value of real estate assets 46.6% 46.4% 47.1% 48.9% 53.0% Secured debt (1) / total assets 4.3% 5.3% 6.1% 7.8% 7.5% Variable rate debt (1) / net debt (1) 0.0% 9.1% 15.7% 0.0% 8.2% Coverage Ratios: Adjusted EBITDAre / interest expense 3.3x 3.7x 3.5x 3.2x 3.2x Net debt (1) / annualized Adjusted EBITDAre 6.1x 5.9x 5.9x 5.9x 6.2x Public Debt Covenants: Total debt (1) / adjusted total assets (maximum 60.0%) 46.4% 46.3% 47.1% 48.7% 51.2% Secured debt (1) / adjusted total assets (maximum 40.0%) 3.5% 4.4% 5.1% 6.7% 6.4% Consolidated income available for debt service / debt service (minimum 1.50x) 3.3x 3.7x 3.8x 3.5x 3.4x Total unencumbered assets / unsecured debt (1) (minimum 150.0%) 213.3% 215.8% 208.1% 203.0% 192.4% (1) Debt amounts represent the outstanding principal balance as of the date reported. Total debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures and related mortgage notes. Office Properties Income Trust LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS 14 Supplemental Operating and Financial Data, September 30, 2020

CAPITAL EXPENDITURES SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) For the Three Months Ended (1) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Tenant improvements $ 4,513 $ 7,764 $ 2,967 $ 4,806 $ 8,749 Leasing costs 2,679 4,157 4,146 5,545 7,139 Building improvements 10,579 10,005 9,230 10,578 11,180 Recurring capital expenditures 17,771 21,926 16,343 20,929 27,068 Development, redevelopment and other activities 5,521 2,578 3,161 3,489 1,206 Total capital expenditures $ 23,292 $ 24,504 $ 19,504 $ 24,418 $ 28,274 Average rentable sq. ft. during period (2) 24,909 24,908 25,316 26,508 28,300 Building improvements per average sq. ft. during period $ 0.42 $ 0.40 $ 0.36 $ 0.40 $ 0.40 CAPITAL EXPENDITURES SUMMARY (1) Excludes capital expenditures related to three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. Office Properties Income Trust 15 Supplemental Operating and Financial Data, September 30, 2020

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 (dollars and sq. ft. in thousands) ACQUISITIONS: On February 21, 2020, we acquired a property adjacent to a property we own in Boston, MA for a purchase price of $11,500, excluding acquisition related costs. DISPOSITIONS: Date Number of Gross Sold Location Properties Sq. Ft. Sales Price 1/8/2020 Stafford, VA 2 65 $ 14,063 1/24/2020 Windsor, CT 1 97 7,000 2/28/2020 Lincolnshire, IL 1 223 12,000 3/11/2020 Trenton, NJ 1 267 30,100 3/19/2020 Fairfax, VA 1 83 22,200 10/19/2020 Fairfax, VA 4 171 25,100 Total 10 906 $ 110,463 Office Properties Income Trust 16 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 Supplemental Operating and Financial Data, September 30, 2020

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES (dollars in thousands) Unconsolidated Joint Ventures: Weighted Average OPI OPI Investment at Number of Square Occupancy at Lease Term at Joint Venture Ownership September 30, 2020 Properties Location Feet September 30, 2020 September 30, 2020 (1) Prosperity Metro Plaza 51% $ 22,080 2 Fairfax, VA 328,655 83.1% 3.4 years 1750 H Street, NW 50% 16,453 1 Washington, D.C. 115,411 98.1% 0.5 years Total / Weighted Average $ 38,533 3 444,066 87.0% 2.2 years Outstanding Unconsolidated Debt: Principal Balance OPI Share of OPI Interest Maturity at September 30, Annualized Principal Balance (4) Joint Venture Ownership Rate (2) Date 2020 (3) Debt Service Balance at Maturity (3) at September 30, 2020 Prosperity Metro Plaza (5) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW 50% 3.690% 8/1/2024 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500 Results of Operations - Unconsolidated Joint Ventures: (6) For the Three Months Ended September 30, 2020 For the Nine Months Ended September 30, 2020 Prosperity 1750 H Prosperity 1750 H Metro Plaza Street, NW Total Metro Plaza Street, NW Total Equity in earnings (losses) of affiliates $ 31 $ (310) $ (279) $ 5 $ (820) $ (815) Depreciation and amortization 596 648 1,244 1,758 1,964 3,722 Other expenses, net (7) 258 176 434 764 510 1,274 NOI (8) 885 514 1,399 2,527 1,654 4,181 Lease value amortization included in rental income (9) (1) 34 33 (3) 102 99 Non-cash straight line rent adjustments included in rental income (9) — 21 21 (3) 45 42 Cash Basis NOI (8) $ 884 $ 569 $ 1,453 $ 2,521 $ 1,801 $ 4,322 Distributions received by OPI $ 255 $ — $ 255 $ 408 $ — $ 408 (1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of September 30, 2020, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures by their tenants, and excluding lease value amortization. INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES (2) Includes the effect of interest rate protection and mark to market accounting. (3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own. (4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us. (5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (6) Reflects our proportionate share of operating results for the three and nine months ended September 30, 2020 based on our ownership percentage of the respective joint ventures. (7) Includes interest expense, net of other income. (8) We calculate NOI and Cash Basis NOI for our unconsolidated joint ventures in the same manner that we calculate Property NOI and Property Cash Basis NOI. (9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non- cash amortization of intangible lease assets and liabilities. Office Properties Income Trust 17 Supplemental Operating and Financial Data, September 30, 2020

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 9/30/2020 9/30/2019 Calculation of Property NOI and Property Cash Basis NOI: Rental income $ 145,806 $ 145,603 $ 149,885 $ 160,184 $ 167,411 $ 441,294 $ 518,220 Property operating expenses (50,043) (46,769) (49,699) (57,026) (58,718) (146,511) (171,936) Property NOI 95,763 98,834 100,186 103,158 108,693 294,783 346,284 Non-cash straight line rent adjustments included in rental income (3,912) (3,468) (5,583) (8,142) (6,904) (12,963) (19,365) Lease value amortization included in rental income 1,312 1,405 1,432 82 35 4,149 2,628 Lease termination fees included in rental income (2) (3) (3) (2) (22) (8) (9,183) Non-cash amortization included in property operating expenses (2) (121) (121) (121) (121) (121) (363) (363) Property Cash Basis NOI $ 93,040 $ 96,647 $ 95,911 $ 94,975 $ 101,681 $ 285,598 $ 320,001 Reconciliation of Net Income (Loss) to Property NOI and Property Cash Basis NOI: Net income (loss) $ (3,797) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ 8,342 $ (34,694) Equity in net losses of investees 279 260 276 686 196 815 573 Income tax expense (benefit) (54) 235 39 269 156 220 509 Income (loss) before income tax expense (benefit) and equity in net losses of investees (3,572) 1,794 11,155 65,984 (3,587) 9,377 (33,612) Loss on early extinguishment of debt — 557 3,282 — 284 3,839 769 Interest expense 27,097 25,205 27,159 30,032 32,367 79,461 104,848 Interest and other income (2) (30) (706) (198) (358) (738) (847) Loss on equity securities, net — — — — — — 44,007 Dividend income — — — — — — (1,960) Gain on sale of real estate — (66) (10,756) (71,593) (11,463) (10,822) (33,538) General and administrative 7,059 7,204 7,109 7,271 7,990 21,372 25,457 Acquisition and transaction related costs — — — — — — 682 Loss on impairment of real estate 2,954 — — 8,150 8,521 2,954 14,105 Depreciation and amortization 62,227 64,170 62,943 63,512 74,939 189,340 226,373 Property NOI 95,763 98,834 100,186 103,158 108,693 294,783 346,284 Non-cash amortization included in property operating expenses (2) (121) (121) (121) (121) (121) (363) (363) Lease termination fees included in rental income (2) (3) (3) (2) (22) (8) (9,183) Lease value amortization included in rental income 1,312 1,405 1,432 82 35 4,149 2,628 Non-cash straight line rent adjustments included in rental income (3,912) (3,468) (5,583) (8,142) (6,904) (12,963) (19,365) Property Cash Basis NOI $ 93,040 $ 96,647 $ 95,911 $ 94,975 $ 101,681 $ 285,598 $ 320,001 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses. Office Properties Income Trust 18 CALCULATION AND RECONCILIATION OF PROPERTY NOI CASH BASIS Supplemental Operating and Financial Data, September 30, 2020

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Nine Months Ended CASH BASIS NOI 9/30/2020 9/30/2019 9/30/2020 9/30/2019 Reconciliation of Property NOI to Same Property NOI: Rental income $ 145,806 $ 167,411 $ 441,294 $ 518,220 Property operating expenses (50,043) (58,718) (146,511) (171,936) Property NOI 95,763 108,693 294,783 346,284 Less: NOI of properties not included in same property results (460) (10,819) (1,556) (50,111) Same Property NOI $ 95,303 $ 97,874 $ 293,227 $ 296,173 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 95,303 $ 97,874 $ 293,227 $ 296,173 Add: Lease value amortization included in rental income 1,318 66 4,170 2,892 Less: Non-cash straight line rent adjustments included in rental income (3,950) (6,813) (12,235) (18,345) Lease termination fees included in rental income (2) (22) (8) (1,541) Non-cash amortization included in property operating expenses (2) (114) (99) (343) (288) Same Property Cash Basis NOI $ 92,555 $ 91,006 $ 284,811 $ 278,891 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses. RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI Office Properties Income Trust 19 Supplemental Operating and Financial Data, September 30, 2020

re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 9/30/2020 9/30/2019 Net income (loss) $ (3,797) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ 8,342 $ (34,694) Add (less): Interest expense 27,097 25,205 27,159 30,032 32,367 79,461 104,848 Income tax expense (benefit) (54) 235 39 269 156 220 509 Depreciation and amortization 62,227 64,170 62,943 63,512 74,939 189,340 226,373 EBITDA 85,473 90,909 100,981 158,842 103,523 277,363 297,036 Add (less): Loss on impairment of real estate 2,954 — — 8,150 8,521 2,954 14,105 Gain on sale of real estate — (66) (10,756) (71,593) (11,463) (10,822) (33,538) AND ADJUSTED EBITDA Distributions received from unconsolidated joint ventures 255 102 51 397 852 408 1,973 re Equity in losses of unconsolidated joint ventures 279 260 276 350 280 815 1,191 EBITDAre 88,961 91,205 90,552 96,146 101,713 270,718 280,767 Add (less): Acquisition and transaction related costs (1) — — — — — — 682 General and administrative expense paid in common shares (2) 856 1,121 379 367 889 2,356 2,720 Loss on early extinguishment of debt — 557 3,282 — 284 3,839 769 Loss on equity securities, net (3) — — — — — — 44,007 Adjusted EBITDAre $ 89,817 $ 92,883 $ 94,213 $ 96,513 $ 102,886 $ 276,913 $ 328,945 (1) Acquisition and transaction related costs represent post-merger activity costs incurred in connection with the Merger and other related transactions. (2) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR LLC. (3) Loss on equity securities, net represents a realized loss for the nine months ended September 30, 2019 for the sale of our 2.8 million shares of RMR Inc. common stock on July 1, 2019. CALCULATION OF EBITDA, EBITDA Office Properties Income Trust 20 Supplemental Operating and Financial Data, September 30, 2020

CALCULATION OF FFO, NORMALIZED FFO AND CAD (amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 9/30/2020 9/30/2019 Net income (loss) $ (3,797) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ 8,342 $ (34,694) Add (less): Depreciation and amortization: Consolidated properties 62,227 64,170 62,943 63,512 74,939 189,340 226,373 Unconsolidated joint venture properties 1,244 1,237 1,241 1,345 1,397 3,722 4,558 Loss on impairment of real estate 2,954 — — 8,150 8,521 2,954 14,105 Gain on sale of real estate — (66) (10,756) (71,593) (11,463) (10,822) (33,538) Loss on equity securities, net (1) — — — — — — 44,007 FFO 62,628 66,640 64,268 66,443 69,455 193,536 220,811 Add (less): Acquisition and transaction related costs (2) — — — — — — 682 Loss on early extinguishment of debt — 557 3,282 — 284 3,839 769 Normalized FFO 62,628 67,197 67,550 66,443 69,739 197,375 222,262 Add (less): Non-cash expenses (3) 533 808 79 76 611 1,420 1,898 OF FFO, NORMALIZED FFO AND CAD Distributions from unconsolidated joint ventures 255 102 51 397 852 408 1,973 Depreciation and amortization - unconsolidated joint ventures (1,244) (1,237) (1,241) (1,345) (1,397) (3,722) (4,558) Equity in net losses of investees 279 260 276 686 196 815 573 Loss on early extinguishment of debt settled in cash — — (1,138) — — (1,138) — Non-cash straight line rent adjustments included in rental income (3,912) (3,468) (5,583) (8,142) (6,904) (12,963) (19,365) Lease value amortization included in rental income 1,312 1,405 1,432 82 35 4,149 2,628 Net amortization of debt premiums, discounts and issuance costs 2,477 2,402 2,283 2,476 2,560 7,162 8,264 Recurring capital expenditures (17,771) (21,926) (16,343) (20,929) (27,068) (56,040) (64,813) CALCULATION CAD $ 44,557 $ 45,543 $ 47,366 $ 39,744 $ 38,624 $ 137,466 $ 148,862 Weighted average common shares outstanding (basic and diluted) 48,132 48,106 48,095 48,094 48,073 48,111 48,051 Per common share amounts (basic and diluted): Net income (loss) $ (0.08) $ 0.03 $ 0.23 $ 1.35 $ (0.08) $ 0.17 $ (0.72) FFO $ 1.30 $ 1.39 $ 1.34 $ 1.38 $ 1.44 $ 4.02 $ 4.60 Normalized FFO $ 1.30 $ 1.40 $ 1.40 $ 1.38 $ 1.45 $ 4.10 $ 4.63 CAD $ 0.93 $ 0.95 $ 0.98 $ 0.83 $ 0.80 $ 2.86 $ 3.10 (1) Loss on equity securities, net represents a realized loss for the nine months ended September 30, 2019 for the sale of our 2.8 million shares of RMR Inc. common stock on July 1, 2019. (2) Acquisition and transaction related costs represent post-merger activity costs incurred in connection with the Merger and other related transactions. (3) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 21 Supplemental Operating and Financial Data, September 30, 2020

PORTFOLIO INFORMATION Tenant: U.S. FedEx Corporate Services, Inc. 350 SpectrumOffice Loop, Properties Colorado Income Springs, Trust CO One Building,Supplemental Square Feet: Operating 155,808 and Financial Data, September 30, 2020

SUMMARY SAME PROPERTY RESULTS (dollars and sq. ft. in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2020 9/30/2019 9/30/2020 9/30/2019 Properties (end of period) (1) 178 178 178 178 Total sq. ft. (2) 24,451 24,541 24,451 24,541 Percent leased 92.3% 93.5% 92.3% 93.5% Rental income $ 144,910 $ 149,057 $ 436,764 $ 443,510 Same Property NOI $ 95,303 $ 97,874 $ 293,227 $ 296,173 Same Property Cash Basis NOI $ 92,555 $ 91,006 $ 284,811 $ 278,891 Same Property NOI % margin 65.8% 65.7% 67.1% 66.8% Same Property Cash Basis NOI % margin 65.1% 64.0% 66.4% 65.4% Same Property NOI % change (2.6%) (1.0%) Same Property Cash Basis NOI % change 1.7% 2.1% SUMMARY SAME PROPERTY RESULTS (1) Includes one leasable land parcel. (2) Subject to changes when space is remeasured or reconfigured for tenants. Office Properties Income Trust 23 Supplemental Operating and Financial Data, September 30, 2020

OCCUPANCY AND LEASING SUMMARY (1) (dollars and sq. ft. in thousands, except per sq. ft. data) As of and for the Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Properties (end of period) (2) 184 184 184 189 200 Total sq. ft. (2)(3) 24,909 24,909 24,906 25,726 27,290 Percentage leased (3) 91.2% 91.7% 91.5% 92.4% 93.3% Leasing Activity (sq. ft.): (3) New leases 18 78 81 41 95 Renewals 577 564 508 738 664 Total 595 642 589 779 759 % Change in GAAP Rent: (4) New leases 0.8% 23.5% 10.0% 1.2% 3.7% Renewals 33.1% 1.0% 3.6% 0.3% 5.2% Total 31.0% 3.9% 4.1% 0.4% 5.0% Weighted Average Lease Term by Sq. Ft. (years): New leases 4.0 12.8 10.8 5.6 9.2 Renewals 10.8 5.1 3.8 7.2 13.2 Total 10.6 6.1 4.8 7.1 12.7 Leasing Cost and Concession Commitments: (5) New leases $ 193 $ 8,158 $ 6,160 $ 2,171 $ 8,275 OCCUPANCY AND LEASING SUMMARY Renewals 6,045 8,371 6,770 13,622 9,292 Total $ 6,238 $ 16,529 $ 12,930 $ 15,793 $ 17,567 Leasing Cost and Concession Commitments per Sq. Ft.: (5) New leases $ 10.95 $ 104.83 $ 75.98 $ 53.34 $ 87.46 Renewals $ 10.48 $ 14.85 $ 13.32 $ 18.45 $ 13.98 Total $ 10.49 $ 25.76 $ 21.94 $ 20.28 $ 23.14 Leasing Cost and Concession Commitments per Sq. Ft. per Year: (5) New leases $ 2.77 $ 8.16 $ 7.04 $ 9.55 $ 9.52 Renewals $ 0.97 $ 2.90 $ 3.49 $ 2.57 $ 1.06 Total $ 0.99 $ 4.25 $ 4.60 $ 2.86 $ 1.82 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) Includes one leasable land parcel. (3) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. (4) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. (5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. The above leasing summary is based on leases entered during the periods indicated. Office Properties Income Trust 24 Supplemental Operating and Financial Data, September 30, 2020

TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of September 30, 2020 Percentage of Total Annualized Rental Income Tenant Industry Tenant Credit Characteristics (1) Manufacturing & Transportation: 7.9% Energy Services: 1.0% Real Estate & (4) Not Rated: 25.2% Retail: 1.1% Financial: 11.7% (3) Food: 2.1% (2) Government: 39.4% Other: 0.5% Non-Investment Legal & Investment Grade: 64.7% Consulting: 14.8% Grade: 10.1% Technology & Communications: 17.8% Education and Social Services: 1.4% Life Sciences and Medical: 2.3% TENANT DIVERSITY AND CREDIT CHARACTERISTICS (1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 57.2% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 7.5% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (2) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 25 Supplemental Operating and Financial Data, September 30, 2020

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME As of September 30, 2020 (dollars in thousands) Annualized % of Total Annualized Tenant Credit Rating (1) Rental Income Rental Income 1 U.S. Government Investment Grade $ 145,953 25.2% 2 Shook, Hardy & Bacon L.L.P. Not Rated 19,199 3.3% 3 State of California Investment Grade 19,083 3.3% 4 Bank of America Corporation Investment Grade 16,520 2.9% 5 WestRock Company Investment Grade 12,864 2.2% 6 F5 Networks, Inc. Not Rated 12,777 2.2% 7 Commonwealth of Massachusetts Investment Grade 11,953 2.1% 8 CareFirst Inc. Non Investment Grade 11,684 2.0% 9 Northrop Grumman Corporation Investment Grade 11,320 2.0% 10 Tyson Foods, Inc. Investment Grade 11,011 1.9% 11 Micro Focus International plc Non Investment Grade 8,710 1.5% 12 CommScope Holding Company Inc Non Investment Grade 8,097 1.4% 13 State of Georgia Investment Grade 7,094 1.2% 14 PNC Bank Investment Grade 6,902 1.2% 15 ServiceNow, Inc. Investment Grade 6,481 1.1% 16 Allstate Insurance Co. Investment Grade 6,473 1.1% 17 Compass Group plc Investment Grade 6,399 1.1% 18 Automatic Data Processing, Inc. Investment Grade 6,047 1.0% 19 Church & Dwight Co., Inc. Investment Grade 6,019 1.0% 20 Tailored Brands, Inc.(2) Non Investment Grade 5,898 1.0% $ 340,484 58.7% (1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 57.2% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 7.5% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities were not liable for the payment of rents). (2) On August 2, 2020, Tailored Brands, Inc. filed for Chapter 11 bankruptcy. Although the tenant has paid its post-petition rental obligations due for September and October 2020, the tenant owes its August rental obligations, for which a proof of claim has been filed. On October 27, 2020, Tailored Brands, Inc. filed a plan supplement in connection with its reorganization plan which included assuming its lease obligation with us. However, that does not assure entry of a confirmation order by the bankruptcy court or that the tenant will pay its August 2020 or future rents, or that the tenant will not seek to renegotiate its lease obligation as part of its bankruptcy proceeding. Office Properties Income Trust 26 TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME Supplemental Operating and Financial Data, September 30, 2020

LEASE EXPIRATION SCHEDULE (1) As of September 30, 2020 (dollars and sq. ft. in thousands) % of Total Cumulative % of Cumulative % of Leased Total Leased % of Total Total Annualized Number of Leased Square Square Feet Square Feet Annualized Rental Annualized Rental Rental Income Year (2) Leases Expiring Feet Expiring Expiring Expiring Income Expiring Income Expiring Expiring 2020 36 497 2.2% 2.2% $ 13,855 2.4% 2.4% 2021 61 3,283 14.5% 16.7% 59,885 10.3% 12.7% 2022 75 1,978 8.7% 25.4% 55,426 9.6% 22.3% 2023 66 2,410 10.6% 36.0% 76,523 13.2% 35.5% 2024 57 3,869 17.0% 53.0% 101,305 17.5% 53.0% 2025 54 2,033 8.9% 61.9% 43,664 7.5% 60.5% 2026 29 1,703 7.5% 69.4% 45,525 7.9% 68.4% 2027 31 2,032 8.9% 78.3% 52,161 9.0% 77.4% LEASE EXPIRATION SCHEDULE 2028 12 872 3.8% 82.1% 25,582 4.4% 81.8% 2029 and thereafter 53 4,043 17.9% 100.0% 104,754 18.2% 100.0% Total 474 22,720 100.0% $ 578,680 100.0% Weighted average remaining lease term (in years) 5.1 5.2 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets. Office Properties Income Trust 27 Supplemental Operating and Financial Data, September 30, 2020

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of applicable rules of the SEC, including Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. Property NOI and Property Cash Basis NOI The calculations of Property net operating income, or NOI, and Property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate Property NOI and Property Cash Basis NOI as shown on page 18 and Same Property NOI and Same Property Cash Basis NOI as shown on page 19. We define Property NOI as income from our rental of real estate less our property operating expenses. Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Property Cash Basis NOI as Property NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non- cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Property NOI and Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 21. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets, any gain or loss on sale of real estate and equity securities, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 21 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution (CAD) We calculate cash available for distribution, or CAD, as shown on page 21. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and other non-cash and non-recurring items. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Office Properties Income Trust 28 Supplemental Operating and Financial Data, September 30, 2020

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of September 30, 2020, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized and realized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price, includes purchase price adjustments, if any, and excludes closing costs. Leased square feet is pursuant to leases existing as of September 30, 2020, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended September 30, 2020 is based on properties we owned continuously since July 1, 2019; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same properties for the nine months ended September 30, 2020 is based on properties we owned continuously since January 1, 2019; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI margin is Same Property NOI as a percentage of rental income. Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets is total assets plus accumulated depreciation. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Office Properties Income Trust 29 Supplemental Operating and Financial Data, September 30, 2020

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS Office Properties Income Trust 30 Supplemental Operating and Financial Data, September 30, 2020